Map No. 62

FORM 1.

Vancouver MINING DIVISION. Record or P.M.L. No. 3607

Metal Ident. Tag No. 62,245

Locator F.Cullen
Jervis Inlet,B.C.

Name of M.C. or duration of lease Franklin

Agent

Location At the mouth of Lansmann or Canyon Creek near the head of Jervis Inlet

Date of Location.	Date N. of I. posted.	Date Application made.	M.R. (deposit).	Date recorded or issued.	M.R. Record Fee or Lease Fee and Bal. Rental.	Transfers (including B/S., Assignments, Conveyances).
				Mar 24/36		
C. of W.	Recorded.	Rental paid.	M.R.	Date of Expiry.	Record Date.	
F.M.E.Am.Act Mar 21/44				Mar 24/45	F. Cullen died Nov. 28/61. (Claim protected under Sect. 94 M.A.).	
F.M.E.Act	Feb.17/45		57686C	Mar.24/46		
F.M.E.Act	Mar. 9/46		69060 C $2.50	Mar.24/47		
6950	Mar.17/47		77681 C $2.50	Mar.24/48		
7137	Mar.18/48		77790 C $2.50	Mar.24/49		
7381	Mar.10/49		83885 C $2.50	Mar.24/50		
7572	Feb.27/50		83922 C $2.50	Mar.24/51		
7738	Feb.26/51		84002 C $2.50	Mar.24/52		
7912	Feb.11/52		84086 C $2.50	Mar.24/53		
9023	Mar.6/53		163 D $2.50	Mar.24/54		
8204	Mar.10/54		277 D $2.50	Mar.24/55		
8395	Feb.28/55		13423 D $2.50	Mar.24/56		
8574	Feb.29/56		21001 D $2.50	Mar.24/57		
8689	Mar. 15/57		13524 D $2.50	Mar. 24/58		
8846	Mar 7/58		32794 D $2.50	Mar 24/59		
8925	Mar [illegible]/59			Mar 24/60		
9223	Mar 14/60		36466 D $2.50	Mar 24/61		
C/L	Mar 6/61	39342 D		Mar 24/62		

No. 62   FORM 1.   FORFEITED

VANCOUVER MINING DIVISION. Record No. 3607 F. C.

Locator F. Cullen   Name of mineral claim Franklin

Address Jervis Inlet, B.C.   Tag No. 62,245

Agent and address

Location at the mouth of Lausmann or Canyon Creek near the head of Jervis Inlet.

Date of Location.	Date recorded.	M.R. Record Fee.		Record Date.	Transfers (including B/S., Assignments, Conveyances).
			March 24/36		F. Cullen died nov. 28/61 (claim protected under Sect. 94 M.A.)
C. of W.	Recorded.	M.R.	Date of Expiry.	July 16/63	Letters Probate filed appointing Lillian Cullen administratrix.
10123	Feb 5/62		Mar 24/63	July 16/63	B/S #3388 - all int. from Lillian Cullen, adminstratrix to Henry H. Whittaker, Garden Bay P.O., B.C.
C/L	Mar 22/63	52773 D	Mar 24/64		
C/L	Mar 2/64	59300 D	Mar 24/65		
C/L	Feb 25/65	72551 D	Mar 24/66		
C/L	Jan 24/66	81481 D	Mar 24/67		
C/L	Mar 22/67	94121 D	Mar 24/68		

COPY

D 50M

Map No. 6

FORM 1.

Vancouver MINING DIVISION. Record or P.M.I. No. 4613

Metal Ident. Tag No. 102,241

Locator Lillian Cullen

Name of M.C. or duration of lease Sterling

Jervis Inlet, B.C.

Location Situate on Glacier Creek, head of Jervis Inlet

Agent

Date of Location.	Date N. of L. posted.	Date Application made.	M.R. (deposit).	Date recorded or Issued.	M.R. Record Fee or Lease Fee and Bal. Rental.	Transfers (including B/S., Assignments, Conveyances).
				Sept 10/40		
C. of W.	Recorded.	Rental paid.	M.R.	Date of Expiry.	Record Date.	
F.M.E.Am.Act	Mar 21/44			Sept 10/45		
F.M.E.Act	Jun 1/45		66712 C $ 2.50	Sept 10/46		
F.M.E.Act	Sept.5/46		MR 77634 C $2.50	Sept.10/47		

CANCELLED

COPY

92-J-4W

Map No. 62

FORM 1.

P. M. L. FORFEITED

Vancouver MINING DIVISION. Record or P.M.L. No. 16

Locator: Clarence A. A. Nelson, Name of M.C. or duration of lease: 20 years

Address: Stillwater, R. R. 1, Westview, B. C. Tag No. A 83359

Agent and address:

Location: Canyon Creek, Queens Reach, Jervis Inlet.

Date of Location.	Date N. of I. posted.	Date Application made.	M.R. ~~(deposit)~~ and amount.	Date recorded or issued.	M.R. Record Fee or Lease Fee and Bal. Rental.	Transfers (Including B/S., Assignments, Conveyances).
May 31/56	June 19/56		21058 D $35.00	July 30/56		(LI 1758/74)
~~C. of W.~~	~~Recorded.~~	~~Rental paid.~~	~~M.R.~~	~~Date of Expiry~~	~~Record Date~~	
C. of W.	Recorded.	Rental paid to.	Work recorded to.	M.R.	Amount.	
19	July 30/57	July 30/58	July 30/58			Deceased June 3/74 Protected under Sect. 23 Placer-mining Act.
20	July 29/58	July 30/59 rent pd. July 28/60	July 30/59			N.B.
21	July 30/59	July 30/60	July 30/60			(see Circular AP/75)
22	July 29/60	July 30/61	July 30/61			
23	July 22/61	July 30/62	July 30/62			
24	Pen. Pd. July 31/62	July 30/63	July 30/63			
25	July 29/63	July 30/64	July 30/64			
26	July 30/64	July 30/65	July 30/65			
27	July 29/65	July 30/66	July 30/66			
32	July 22/66	July 30/67	July 30/67			
33	July 31/67	July 30/68	July 30/68			
34	July 26/68	July 30/69	July 30/69		7182 E	
35	July 18/69	July 30/70	July 30/70		14367 E	
39	July 24/70	July 30/71	July 30/71		21165 E	
43	July 26/71	July 30/72	July 30/72	44044 E-$35.00		
48	July 31/72	July 30/73	July 30/73	74091 E		
51	July 25/73	July 30/74	July 30/74	82581 E		

COPY

30M-1243-9109 (T)

Map No. 62

FORM 1.

VANCOUVER MINING DIVISION. ~~Record or~~ P.M.L. No. 27

Locator MORTON, Avery Ernest. "Back"

Name of M.C. or duration of lease 20 years

Address R. R. #1, Westview, B. C.

Tag No. 254,375

Agent and address 487-9060

Location Canyon Creek, Jarvis Inlet. Powell River Log Bay

Date of Location.	Date N. of I. posted.	Date Application made.	M.R. (deposit).	Date recorded or issued.	M.R. Record Fee or Lease Fee and Bal. Rental.	Transfers (including B/S., Assignments, Conveyances).
Mar. 28/59	Apr. 7/59	Apr. 7/59	S.R. 9218 AB Powell River $ 30.00	May 20/59	36369 D $ 35.00	
C. of W.	Recorded.	Rental paid.	M.R.	Date of Expiry.	Record Date.	

COPY

CANCELLED

30M-1245-6330 (?)

Map. No. 92J/4W

FORM 1.

P. M. L. FORFEITED

F.C

VANCOUVER MINING DIVISION. P.M.L. No. 33

Locator David Castricano Duration of lease 20 years

Address 402 - 2228 Franklin Street, Vancouver, B.C. Tag No. 302158 M

311 - 6225 Cassie Bnby. 438-6060

Agent and address V. Tamm, 1887 West 45th. Ave., Vancouver 13, B.C.

Location Lausman Creek approximately 4 miles south of the intersection between 124° Longitude and 50° Latitude. This lease adjoins and lies to the north west of Placer-mining Lease No. 16. The initial post is located on the right bank of Lausman Creek approximately 300 feet from the creek and one half mile from the mouth. The location line extends 2640 feet in a north west direction to the final post situate on the right bank approximately 50 feet from Lausman Creek. 900 feet lie to the right and 420 feet lie to the left of the location line. The area of the lease is approximately 80 acres more or less.

DATE OF LOCATION.	DATE N. OF I. POSTED.	DATE APPLICATION MADE.	M.R. AND AMOUNT.	DATE ISSUED.	M.R. LEASE FEE AND BAL. RENTAL.	TRANSFERS (INCLUDING B/S., ASSIGNMENTS, CONVEYANCES)
Oct 16/71	Oct 19/71	Oct 19/71	63183 E - F.C. $35.00	Nov 22/71		
C. OF W.	RECORDED.	RENTAL PAID TO.	WORK RECORDED TO.	M.R.	AMOUNT.	
49	Oct 18/72	Nov 22/73	Nov 22/73	74207 E	A.C.O.	

Map No. 02K/1E

FORM 1. **P. M. L.** FORFEITED

F C

VANCOUVER MINING DIVISION. P.M.L. No. 34

Locator Valmar Tamm Duration of lease 20 yrs.

Address 1887 West 45th. Ave., Vancouver, B.C. Tag No. 302159 M

Agent and address

Location Lausman Creek approximately 4 miles south of the intersection beween 124° Longitude and 50° Latitude. This lease adjoins and lies to the north west of Placer-mining Lease No. 3[illegible] The initial post is located on the right bank of Lausman Creek approximately 50 feet from the creek and one mile from the mouth. The location line extends 2640 feet in a west north west direction to the final post situated on the right bank approximately 250 feet from Lausman Creek. 660 feet lies to the right and 660 feet lie to the left of the location line. The area of the lease is approximately 80 acres more or less.

DATE OF LOCATION.	DATE N. OF I. POSTED.	DATE APPLICATION MADE.	M.R. AND AMOUNT.	DATE ISSUED.	M.R. LEASE FEE AND BAL. RENTAL.	TRANSFERS (INCLUDING B/S., ASSIGNMENTS, CONVEYANCES).
Oct. 16/71	Oct 19/71	Oct 19/71	63192 E - 4 C.C. $35.00	Nov 22/71		
C. OF W.	RECORDED	RENTAL PAID TO.	WORK RECORDED TO.	M.R.	AMOUNT.	

C.I.

NEW WESTMINSTER MINING DIVISION.

REPORT OF J. MAHONY, MINING RECORDER.

I have the honour to submit the following report of mining operations in the New Westminster Mining Division for the year 1909:—

The mineral claims recorded during the year were distributed as follows:—

Britannia, Howe sound, and vicinity	46
Bowen island	3
Gambier island	5
Indian river	8
Lynn and Seymour creeks and vicinity	26
Sechelt peninsula	7
Welcome pass	10
Porpoise bay	15
Jervis inlet	48
Pendrill sound	1
Pitt lake	2
Stave lake and vicinity	19
Harrison river and vicinity	10
Harrison lake	19
Agassiz	5
Chilliwhack and vicinity	14
Total	238

There has been a falling off in the number of free miner's certificates issued, and also in the number of certificates of work recorded for the year. There has been a slight increase in the number of claims recorded. There has been considerable activity in prospecting in the vicinity of Jervis inlet, and a number of placer claims have been recorded on Canyon creek, at the head of Jervis inlet, but no report has reached me as to whether the claims have proved successful or not. Very little work has been done in developing claims in the District, other than to keep them in good standing.

OFFICE STATISTICS—NEW WESTMINSTER MINING DIVISION.

Free miner's certificates issued	1,460
Quartz claims recorded	238
Certificates of work recorded	250
Certificates of improvements recorded	13
Conveyances recorded	69
Placer claims recorded	64

Revenue.

Free miner's certificates	$ 8,583 95
Mining receipts	2,301 95
Total	$10,885 90

Canyon Creek = Lausmann Creek

spring. In the meantime the balance of the installation, consisting of two 500-horse-power Babcock & Wilcox high-pressure boilers, was completed in December, the necessary arrangements having been made in the way of stack and breeching for the addition of a third at an early date.

"During the summer the company also greatly increased the capacity of their 'Utopia' storage-dam at the head of Britannia creek, to which recourse is had for the supplying of the Tunnel and Beach hydro-electric plants during periods of natural water shortage.

"*Miscellaneous.*—Amongst the miscellaneous improvements made during the past year may be enumerated the construction of new concrete tanks for handling slimes and Hancock jig and Minerals Separation concentrates from the old mill; the installation in the latter of further new equipment, including Hardinge pebble-mills, an Allis-Chalmers tube-mill, Butchart tables, slime-pump, water-wheels, etc.; the erection of eleven new five- and four-roomed dwellings for employees, as well as a large bunk-house at the Beach, together with the painting of all houses throughout the property; the completion of an up-to-date electrically-operated laundry run in connection with the Britannia stores; the purchase of modern fire-fighting equipment and three pulmotors; the building of a new wagon-bridge over Britannia creek; the provision of a roller-skating rink and dance-hall for employees at the Beach, etc.

"*Conclusion.*—The demoralization of the copper market during the past year resulted in the curtailment of the operation by 50 per cent. about the middle of August, as well as a suspension of construction-work; but as soon as conditions become propitious the *Britannia* will be back on its former basis."

There are a few localities for placer-mining in this district; the only locations in standing at present are two leases on Jervis inlet, which have been renewed, and twenty-six new locations on Seymour creek.

Although there has been a falling-off in the number of locations, I am pleased to state there has been much more development-work done this year than previously.

Office Statistics—Vancouver Mining Division.

Free miners' certificates issued	1,286
Special free miners' certificates issued	11
Quartz claims recorded	161
Placer claims recorded	26
Certificates of work issued	467
Receipts issued for money in lieu of work	7
Surveys recorded as work	129
Quartz claim conveyances recorded	124
Placer claim conveyances recorded	28
Placer powers of attorney	4
Quartz abandonments	5
Quartz grouping notices filed	31
Placer grouping notices filed	3
Certificates of improvement recorded	56
Crown grants applied for	34
Placer rentals renewed	2

Receipts.

Free miners' certificates	$ 9,435 50
Mining receipts	3,174 65
Total	$12,610 15

Composite Sketch of Placer Work in the Lausmann Creek Area

Work Sheet Numbers

4395
9204
8023
7912
7738
7572
7381

10123
9223
8925
8846
8689
8574

3687
7137



Lausman Creek
N
4' cut on dyke
2' wide 4' deep
32'x2'x2'
ditch
20'x4'x3
45'x2'x2'
ditch
130'x3'x4'
ditch
25'x18'x6'
gravel
cut
Lausmann Creek
3'x4'x3'
ditch.
cut
4' cut
8'
cut
40'x2'x2'
ditch
45' x 2'x2'
ditch
Cabin
initial post
OCEAN